SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 24, 2003
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                            VIRAGE LOGIC CORPORATION
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               (Exact name of registrant as specified in Charter)



          Delaware                      000-31089                 77-0416232
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  (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

47100 Bayside Parkway, Fremont, CA                                  94538
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (510) 360-8000
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(Former Name or Former Address, if Changed Since Last Report)

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Item 7:  Financial Statements and Exhibits

         (c) Exhibits.

         The following exhibit is filed herewith:

99.1     Press Release dated July 24, 2003 of Virage Logic Corporation

Item 9:  Regulation FD Disclosure

         The following information is disclosed pursuant to Item 12 on Form 8-K:

On July 24, 2003, Virage Logic Corporation issued a press release announcing its financial results for the three months ended June 30, 2003. A copy of such release is attached hereto as Exhibit 99.1.



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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  July 24, 2003                        VIRAGE LOGIC CORPORATION

                                            By:    /s/ ADAM A. KABLANIAN
                                                   -----------------------------
                                                   Adam A. Kablanian, President,
                                                   Chief Executive Officer and
                                                   Chairman of the Board



                                            By:    /s/ JAMES R. PEKARSKY
                                                   -----------------------------
                                                   James R. Pekarsky, Vice
                                                   President, Finance and Chief
                                                   Financial Officer



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                                  EXHIBIT INDEX


Exhibit

99.1     Press Release dated July 24, 2003 of Virage Logic Corporation